1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

May 10, 2016


1ST SECURITY BANK

"…Build a truly great place to work and bank."

-FSBW Vision Statement

1ST SECURITY BANK

SAFE HARBOR STATEMENT

FS BANCORP, INC.

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC.

1ST SECURITY BANK

SAFE HARBOR STATEMENT

FS BANCORP, INC.

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

AGENDA

- History
- Culture
- Branch Acquisition
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

HISTORY

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- Announced our thirteenth quarterly cash dividend payment in our April 2016 press release. Cash dividend was increased $0.03 from $0.07 to $0.10 per share.
- Repurchased 98,000 shares at an average price of $24.57 per share in the first quarter of 2016

WASHINGTON CREDIT UNION

1ST SECURITY BANK

FS BANCORP, INC.

FSBW

CULTURE

- Vision: Build a truly great place to work and bank
- Mission: "Live our Core Values and 'WOW' each other and our customers every day
- Employ **Smart. Driven. Nice.** people
- Emphasis on collaboration
- "Best Idea Wins"
- Jim Collins' Good-to-Great lessons

Branch Acquisition

Purchase Summary	•Four Branches (including ATMs) located on the Olympic Peninsula •Clallam County and Jefferson County •1st Security Bank to assume all Branch staff and related overhead expense
Deposits Assumed	•$186.4 million
Non-Cash Assets Acquired	•$1.2 million[(1)]
Purchase Price	• $6.0 million [(2)]
Goodwill and Intangibles	•Core Deposit Intangibles (CDI) of $2.2 million and Goodwill of $2.4 million
Completion	•Transaction closed on January 22, 2016 and all four branches opened as 1SB on January 25
Employees	•Added an additional 28 employees on the Peninsula

(1) Non-cash assets include loans and fixed assets
(2) Aggregate purchase price includes loans, fixed assets, goodwill, and intangibles

Transaction Rationale

Strategic Rationale	•Attractive low cost core funding •Expanded branch network along the Olympic Peninsula •Clallam County and Jefferson County
Financial Impact	•Immediately accretive to EPS through lower cost of funds •Tangible book value dilution earn back estimated to be less than three years •Improves funding mix including increased transaction deposits •Enhances scale: pro forma total assets of approximately $800 million
Additional Considerations	•Pro forma capital levels projected to remain robust •Market expansion further leverages management capabilities •Transaction creates additional customer opportunities

1ST SECURITY BANK

FS BANCORP, INC.

Locations



Port Angeles
Sequim
Port Townsend
Hadlock
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Capitol Hill
Overlake
Bellevue
Port Orchard
Puyallup
Tri-Cities

1st Security Bank Branches
Capitol Hill, Edmonds, Hadlock, Lynnwood, Mill Creek, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim

Home Lending
Bellevue, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace

Snohomish County Banks: 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: March 31, 2016

1st Security Bank	$805,263
Coastal Community Bank	$644,608
UniBank	$282,629
Mountain Pacific Bank	$206,580
Pacific Crest Savings Bank	$198,880
The Bank of Washington	$173,233
Prime Pacific Bank, N.A.	$127,119

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 3/31/2016. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Washington Peer Comparison Banks

Name	Equity Capital (000's)	2016 ROAA*	Leverage Ratio*	Noncurrent LNS + OREO/ Loans+OREO*	ALLL to Gross Loans and Leases not HFS*
1st Security Bank	**$80,904**	**0.92%**	**9.90%**	**0.15%**	**1.58%**
Sound Community	$54,199	0.85%	10.14%	0.47%	1.02%
Puget Sound Bank	$51,231	0.92%	10.87%	0.14%	1.23%
Coastal Community	$59,378	0.71%	9.62%	0.76%	1.27%
First Financial NW	$113,965	0.85%	11.81%	0.61%	1.29%
HomeStreet Bank	$503,290	0.63%	10.17%	1.43%	0.88%

Data is from the 3/31/2016 Call Report.

*Ratios as reported in the 3/31/2016 Uniform Bank Performance Report and are annualized as appropriate.

1ST SECURITY BANK

FS BANCORP, INC.

PUGET SOUND
BUSINESS JOURNAL

WASHINGTON'S TOP BANKS:

Things have improved dramatically since the failure of WaMu

EMILY PARKHURST
Digital Managing Editor
Puget Sound Business Journal

Federal regulators seized Washington Mutual's assets on Sept. 25, 2008 in the largest bank failure in U.S. history.

Washington state's banking industry has never quite been the same. But it has recovered, and things are looking up.

That's according to Kirk Briden and his company, St. Louis-based Bankers Caddy, which watches the industry closely and ranks banks based on 19 different factors, including liquidity, growth, loan portfolio and other relevant factors.

By his evaluation, Washington's banks are looking pretty good, especially considering the state's history.

"In general the banking industry is getting a lot better in your area," Briden said.

Because of the way he ranks them, banks in smaller communities tend to do better. They have less competition for the best loans, so they can turn away customers that banks in more heavily populated areas might accept. That

HERE ARE HIS RANKINGS FOR THE TOP 25 BANKS IN WASHINGTON STATE:

1. 1st Security Bank of Washington, Mountlake Terrace, Assets: $500 million
2. Cashmere Valley Bank, Cashmere, Assets: $1.3 billion
3. Banner Bank, Walla Walla, Assets: $4.5 billion
4. Fife Commercial Bank, Fife, Assets: $84 million
5. Puget Sound Bank, Bellevue, Assets: $388 million
6. First Savings Bank Northwest, Renton, Assets: $931 million
7. Community First Bank, Kennewick, Assets: $274 million
8. Sound Community Bank, Seattle, Assets: $495 million
9. Farmington State Bank, Farmington, Assets: $11 million
10. Yakima Federal Savings and Loan Association, Yakima, Assets: $1.8 billion

Recent Accolades

Made possible by our amazing customers and employees!

PUGET SOUND BUSINESS JOURNAL
BEST
2015 WASHINGTON'S BEST WORKPLACES

2015 Washington's Best Workplace Award – Bronze medal in our class!



Rated #1 Bank in Washington by Banker's Caddy, an Independent Bank Rating Firm, as reported in the *Puget Sound Business Journal* on March 11, 2015

TOP 200 Healthiest Banks 2015

2015 Top 200 Healthiest Banks in the US for 2 years in a row! (#51 of 6998 banks)

1ST SECURITY BANK

FS BANCORP, INC.

Northwest Economy



- Employment
- Limited supply of "in city" housing
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, University of Washington and Nordstrom
- Population growth, income growth, and housing affordability

1ST SECURITY BANK

FS BANCORP, INC.

Financial History

➤ Numbers presented in thousands (000's)

	3/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net Loans	$520,165	$502,535	$387,174	$281,081	$274,949
Total Assets	$805,383	$677,561	$509,754	$419,187	$359,030
Total Deposits	$696,679	$485,178	$420,444	$336,876	$288,949
Total Equity	$75,124	$75,340	$65,836	$62,313	$59,897
Net Income	$1,661**	$8,876	$4,540	$3,920	*$5,295

**Includes DTA allowance reversal of $2.3 million*

*** First quarter financials as reported and not annualized*

1ST SECURITY BANK

FS BANCORP, INC.

Income Statement

➤ Numbers presented in thousands (000's)

Three Months Ended
March 31, 2016 (Consolidated)

Interest Income	$8,898
Interest Expense	(1,075)
Net Interest Income (NII)	**7,823**
Provision for Loan Losses	(600)
NII after Provision	**7,223**
Noninterest Income	4,321
Noninterest Expense*	(8,922)
Income Pre Tax Provision	**2,622**
Provision for Income Tax	(961)
Net Income	**$1,661**

*Includes acquisition related expenses

Three Months Ended
March 31, 2015 (Consolidated)

Interest Income	$7,083
Interest Expense	(815)
Net Interest Income (NII)	**6,268**
Provision for Loan Losses	(600)
NII after Provision	**5,668**
Noninterest Income	4,071
Noninterest Expense	(6,613)
Income Pre Tax Provision	**3,126**
Provision for Income Tax	(1,056)
Net Income	**$2,070**

Balance Sheet

➢ Numbers presented in thousands (000's)

As of March 31, 2016 (Consolidated)

Cash and Cash Equivalents	$98,266
Securities AFS at Fair Value	80,458
Loans Held for Sale at Fair Value	64,784
Loans Receivable, Net	520,165
Premises and Equipment, Net	14,703
Other Real Estate Owned	320
Other Assets*	26,687
TOTAL ASSETS	**$805,383**
Noninterest-bearing Accounts	$158,443
Interest-bearing Accounts	538,236
Borrowings	22,479
Other Liabilities	11,101
TOTAL LIABILITIES	**$730,259**
STOCKHOLDERS TOTAL EQUITY	**$75,124**

As of March 31, 2015 (Consolidated)

Cash and Cash Equivalents	$16,402
Securities AFS at Fair Value	44,547
Loans Held for Sale at Fair Value	34,968
Loans Receivable, Net	416,070
Premises and Equipment, Net	13,444
Other Real Estate Owned	-
Other Assets*	16,294
TOTAL ASSETS	**$541,725**
Noninterest-bearing Accounts	$58,081
Interest-bearing Accounts	378,239
Borrowings	30,433
Other Liabilities	6,773
TOTAL LIABILITIES	**$473,526**
STOCKHOLDERS TOTAL EQUITY	**$68,199**

**Includes Bank Owned Life Insurance, Goodwill and Intangibles, Mortgage Servicing Rights, accrued interest receivable, FHLB Stock, and other assets.*

1ST SECURITY BANK

FS BANCORP, INC.

Selected Financial Ratios

	*3/31/2016 (Consolidated, YTD)	12/31/2015 (Consolidated, YTD)	12/31/2014 (Consolidated, YTD)
Return on Average Assets	0.86%	1.52%	1.00%
Net Interest Margin	4.19%	5.03%	5.12%
Efficiency Ratio	73.47%	64.95%	74.29%
Net Loans & Leases to Deposits**	74.66%	103.58%	93.24%
Non-Performing Assets to Total Assets	0.11%	0.15%	0.08%
ALLL/Total Loans and Leases not HFS	1.57%	1.52%	1.54%
Tier One Leverage Capital (Company)	9.11%	11.56%	13.16%
Book Value Per Share Using Outstanding Common	$25.90	$25.18	$22.48

* Numbers reported for March 31, 2016 are annualized as applicable

** Excludes Loans Held for Sale

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 3/31/2016

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	31%
Commercial Real Estate	31%
Business Lending	16%
Residential Lending	22%
TOTAL	100%

Actual 3/31/2015

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	33%
Commercial Real Estate	31%
Business Lending	19%
Residential Lending	17%
TOTAL	100%

Consumer lending consists of indirect dealer loans, branch consumer loans, and consumer HFS. Commercial real estate (CRE) consists of owner and non owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential portfolio/home equity loans and excludes held for sale loans.

Consumer Lending

Q1 2016 Highlights

- $161.8 million Outstanding
- $18.9 million in Dealer Originations (*Up 6% from comparable Q1 2015*)
- Average Yield of 7.64% in Q1 2016, down from 7.79% in Q4 2015
- Top 10 Dealers accounted for $13.1 million (69%) of loan originations in Q1 2016

2009 – Q1 2016 Portfolio Credit Quality


80
60
40
20
0
<680
680-719
720+
2009
2016

Q1 2016 Dealer Production by State

- 37.51% Washington
- 32.85% Oregon
- 29.64% California

Portfolio Characteristics


Indirect home improvement
Solar
Marine
Auto+Recreational
Other
1%
1%
16%
19%
63%

1ST SECURITY BANK

FS BANCORP, INC.

Home Lending

Q1 2016 Closings: $138.0 million

- 1st Quarter Purchase Closings: 64% or $88.3 million
- New Property Applications in Q1 of $236.3MM – Home inventory remains limited
- $118.0 million in loan sales during Q1 2016



$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Quarterly Closed Volume (in millions)

Home Lending

Servicing unpaid principal balance $671 million and 2,779 loans

- 1st quarter increase in notional servicing: $39.0 million
- Book value for mortgage servicing rights: 0.91%
- Third-party market value of servicing rights: 0.91%
- Weighted average coupon: 4.03%

Q1 2016 Margins:

- Margins on loans sold in Q1 2016 of 2.35%
- Down from margins of 2.47% in Q4 2015
- Decrease in margins due to product mix
- Margins reported are on "sold" loans only


Cash Margin on Loans Sold
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.83%
2.28%
2.53%
2.18%
2.08%
2.21%
2.45%
2.37%
2.45%
2.73%
2.59%
2.47%
2.35%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

Commercial Business Lending

Q1 2016 Summary

- $83.3 million outstanding as of 3/31/16
- $151.1 million committed as of 3/31/16

Q1 2016 Mortgage Warehouse Lines

- Commitments were $33.0 million at 3/31/16
- Outstanding balances at 3/31/16 increased to $10.6 million from $5.4 million as of 12/31/15

Q1 2016 Product Mix


10,564
13%
72,708
0.87
Mortgage Warehouse
C+I Lending

2012 – 2016 Warehouse Balances


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
3/31/12
9/30/12
3/31/13
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16

Data reported in thousands (000's) unless otherwise noted

Construction and Development Lending

Portfolio Highlights:

- $120.1 million Committed as of 3/31/16
- $76.7 million Outstanding as of 3/31/16
- 6.12% Average Coupon Rate
- Majority of Originations in King County
- $1.8 million of outstanding production is custom residential construction


$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
3/1/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016

Non-accrual Loans and REO

➤Numbers presented in thousands (000's)


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Non-accrual Loans
REO

1ST SECURITY BANK

FS BANCORP, INC.

Deposit Trends

➤Numbers presented in thousands (000's)


As of March 31, 2016 (Consolidated)
Checking
MMDA+ Savings
CD's less than $250,000
CD's $250,000+
$31,421
4%
$206,465
30%
$167,721
24%
$291,072
42%


As of March 31, 2015 (Consolidated)
Checking
MMDA + Savings
CDs less than $250,000
CD's $250,000 +
$35,267
8%
$88,092
20%
$135,068
31%
$177,893
41%

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Strategy

- Deployment through leveraging organic asset growth
- Payment of quarterly dividends; declared thirteenth consecutive quarterly cash dividend which was increased $0.03 from $0.07 to $0.10 per share for shareholders of record on May 11, 2016 and payable on May 25, 2016
- Continued focus on increasing shareholder value through business plan execution
- Share repurchase plan in place through August of 2016 including 10b5-1 plan announced February 1, 2016. Approximately 100,000 shares repurchased to date
- Strategy to expand commercial real estate lending including construction lending in line with regulatory guidance
- Strategy to expand commercial business lending through continued investment in the bank's business lending platform

Valuation Detail

- Reported book value of $25.90 per share. Price to Book value of 97% as of market close May 6, 2016
- Excess Capital Held at FS Bancorp, Inc. of $3.9 million as of March 31, 2016
- Earnings Per Diluted Share of $0.55 for quarter end March 31, 2016
- Payout ratio at 18.18% based upon $0.10 per share using Q1 earnings per share
- Additional deposits from the Bank of America branch transaction of $186 million resulted in an immediate reduction in overnight borrowings and improved cost of funds
- Employee cost structure reflects continued investment for future growth
- Share repurchases below book value to provide immediate EPS accretion

1ST SECURITY BANK

FS BANCORP, INC.

Contact Us

Joseph C. Adams
joea@fsbwa.com
Chief Executive Officer
(425) 697-8048

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace Washington 98043